Exhibit 99.2

2Q26 Earnings Presentation July 27, 2026 COMMERCIAL BANCGROUP, INC.

2 Important Notices and Disclaimers Use of Defined Terms As used in this presentation, the terms "Company," "Commercial," "we," "our," and "us" refer to Commercial Bancgroup, Inc., a Tennessee corporation. The term "Bank" refers to Commercial Bank, the Company's wholly owned bank subsidiary. Forward-Looking Statements This presentation contains statements that constitute "forward-looking statements" within the meaning of the U.S. federal securities laws. The statements in this presentation that are not purely historical facts, including statements regarding our growth strategy, our strategic focus and vision, and the scalability of our business model, are forward-looking statements. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "will," "would" and, in each case, their negative or other variations or comparable terminology and expressions. You should not place undue reliance on these forward-looking statements as actual future results may differ materially from those expressed or implied by any forward-looking statement. These forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed in or implied by any forward-looking statements, including but not limited to: (1) business and economic conditions nationally, regionally, and in our target markets, particularly in Kentucky, North Carolina, and Tennessee and the particular geographic areas in which we operate; (2) the level of, or changes in the level of, interest rates and inflation, including the effects thereof on our earnings and financial condition and the market value of our investment securities and loan portfolios; (3) the concentration of our loan portfolio in real estate loans and changes in the prices, values, and sales volumes of commercial and residential real estate; (4) the concentration of our business within our geographic areas of operation in Kentucky, North Carolina, and Tennessee and neighboring markets; (5) credit and lending risks associated with our commercial real estate, commercial, and construction and land development loan portfolios; (6) risks associated with our focus on lending to small and medium- sized businesses; (7) our ability to maintain important deposit customer relationships, maintain our reputation, or otherwise avoid liquidity risks; (8) changes in demand for our products and services; (9) the failure of assumptions and estimates underlying the establishment of allowances for possible credit losses and other asset impairments, valuations of assets and liabilities, and other calculations; (10) the sufficiency of our capital, including sources of such capital and the extent to which capital may be used or required; (11) our inability to maintain a "satisfactory" rating under the Community Reinvestment Act; (12) the risk that our cost of funding could increase in the event we are unable to continue to attract stable, low-cost deposits or maintain or reduce our cost of deposits; (13) our inability to raise necessary capital to fund our growth strategy and operations or to meet increased required minimum regulatory capital levels; (14) our ability to execute and prudently manage our growth and execute our business strategy, including expansionary activities; (15) the composition of and changes in our management team and our ability to attract, incentivize, and retain key personnel; (16) the effects of competition from a wide variety of local, regional, national, and other providers of financial, investment, trust, and other wealth management services and insurance services, including the disruptive effects of financial technology and other competitors who are not subject to the same level of supervision and regulation as the Company and the Bank; (17) the deterioration of our asset quality or the value of collateral securing loans; (18) changes in accounting standards; (19) the effectiveness of our risk management framework, including internal controls; (20) severe weather, natural disasters, pandemics, epidemics, acts of war, terrorism, or other external events, such as the transition risk associated with climate change, and other matters beyond our control; (21) changes in technology or products that may be more difficult or costly or less effective than anticipated;

3 Important Notices and Disclaimers (22) the risks of acquisitions and other expansionary activities, including without limitation our ability to identify and consummate transactions with potential future acquisition candidates, the time and costs associated with pursuing such transactions, our ability to successfully integrate operations as part of such transactions, and our ability, and possible failures, to achieve expected gains, revenue growth, expense savings, and/or other synergies from such transactions; (23) our ability to maintain our historical rate of growth; (24) failure to keep pace with technological change or difficulties when implementing new technologies; (25) systems failures or interruptions involving our risk management framework, our information technology and telecommunications systems, or third-party service providers; (26) our ability to identify and address unauthorized data access, cyber-crime, and other threats to data security and customer privacy; (27) our compliance with governmental and regulatory requirements, including the Bank Holding Company Act of 1956, as amended, and other laws relating to banking, consumer protection, securities, and tax matters, and our ability to maintain licenses required in connection with mortgage origination, sale, and servicing operations; (28) compliance with the Bank Secrecy Act of 1970, Office of Foreign Assets Control rules, and anti-money laundering laws and regulations; (29) governmental monetary and fiscal policies; (30) changes in laws, rules, or regulations, or interpretations thereof, or policies relating to financial institutions or accounting, tax, trade, monetary, or fiscal matters; (31) our ability to receive dividends from the Bank and satisfy our obligations as they become due; (32) the institution and outcome of litigation and other legal proceedings against us or to which we become subject; (33) the limited experience of our management team in managing and operating a public company; (34) the incremental costs of operating as a public company; and (35) our ability to meet our obligations as a public company, including our obligations under Section 404 of the Sarbanes-Oxley Act of 2002. Additional factors that could affect forward-looking statements in this presentation can be found in the sections titled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (the "SEC") and in other documents that we file with the SEC from time to time, which are available on the SEC's website, www.sec.gov. The Company can provide no assurance that the results contemplated, expressed, or implied by any forward-looking statement will be realized. Our actual future financial results or performance may differ from that currently expected due to additional risks and uncertainties of which we are currently not aware or which we currently do not consider, but in the future may become, material to our business or operating results. Readers are cautioned to not place undue reliance on any of the forward-looking statements contained in this presentation. The forward-looking statements contained in this presentation speak only as of the date they are made, and the Company undertakes no obligation to review or update any forward-looking statements, whether as a result of new information, changes in assumptions, or otherwise, except as required by law. Non-GAAP Financial Measures This presentation contains certain financial measures that are not measures recognized under generally accepted accounting principles in the U.S. ("GAAP") and, therefore, are considered non-GAAP financial measures. The Appendix to this presentation includes reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP. We use non-GAAP financial measures, certain of which are included in this presentation, both to explain our operating results to shareholders and the investment community and to evaluate, analyze, and manage our business. We believe that these non-GAAP financial measures provide a better understanding of ongoing operations, enhance the comparability of results across periods, and enable investors to better understand our performance. However, non-GAAP financial measures should not be considered in isolation and should be considered supplemental in nature and not as a substitute for or superior to the most directly comparable or other financial measures calculated in accordance with GAAP. Additionally, the manner in which the non-GAAP financial measures contained in this presentation are calculated may differ from the manner in which measures with similar names are calculated by other companies. You should understand how other companies calculate their financial measures similar to, or with names similar to, the non-GAAP financial measures contained in this presentation when comparing such non-GAAP financial measures.

4 Important Notices and Disclaimers Industry Information Certain industry and market data and forecasts, and other information, contained in this presentation has been prepared based, in part, upon data, forecasts, and other information that we obtained from regulatory sources, periodic industry publications, third-party studies and surveys, filings of public companies in our industry, internal company surveys, or other independent information publicly available to us. Although we believe such information is reliable and are not aware of any inaccuracies therein as of the date of this presentation, we have not independently verified this information, and this information could prove to be inaccurate or incomplete. Readers are solely responsible for their own assessment of all such information. The delivery of this presentation will not, under any circumstances, create an implication that there has been no change in the affairs of the Company since the date of this presentation. The Company is not making any representation or warranty, express or implied, as to the accuracy or completeness of the information summarized herein or made available in connection with any further investigation of the Company. The Company disclaims any and all liability based on such information or errors therein or omissions therefrom.

Company Overview

Headquarters: Harrogate, TN

Total Assets: $2.4 Billion

Total Loans: $1.9 Billion

Total Deposits: $1.9 Billion

Branches[2]: 34

Financial Highlights

($ in thousands, except per share data) Profitability Metrics	2022	2023	2024	2025	YTD 2026
Net Income	$25,082	$30,693	$31,410	$37,197	$19,750
ROAA	1.45%	1.57%	1.40%	1.61%	1.72%
ROATCE[1]	17.2%	18.5%	16.5%	16.6%	14.0%
Core Net Income[1]	$25,181	$30,968	$33,501	$37,427	$20,220
Core ROAA[1]	1.46%	1.56%	1.51%	1.67%	1.76%
Core ROATCE[1]	17.2%	18.7%	17.6%	16.7%	14.4%
Efficiency Ratio	49.9%	47.4%	48.9%	47.0%	45.2%
Net Interest Margin	3.55%	3.92%	3.75%	3.87%	3.97%
TCE/TA[1]	8.97%	8.08%	9.07%	12.01%	12.33%
NCOs/Average Loans	-0.09%	0.01%	0.01%	0.03%	0.00%
ACL/Gross Loans	0.98%	0.98%	1.01%	0.97%	0.96%
NPAs/Assets	0.33%	0.29%	0.26%	0.28%	0.31%

Per Share Data	2022	2023	2024	2025	YTD 2026
Earnings Per Share	$2.07	$2.51	$2.54	$2.95	$1.44
Core Earnings Per Share[1]	$2.08	$2.54	$2.75	$2.98	$1.48
Book Value Per Share	$13.15	$15.59	$18.18	$20.83	$22.09
Tangible Book Value Per Share[1]	$12.93	$14.43	$17.11	$19.98	$21.28

Franchise Map



Louisville
Lexington
Kentucky
Harrogate
Bristol
Kingsport
Johnson City
Nashville
Winston-Salem
Tennessee
Knoxville
North Carolina
Charlotte
Chattanooga
Headquarters
Current Branch Location or LPO
Planned De Novo Branch Location
Under Construction

[1]Non-GAAP financial measure. See Appendix for a reconciliation of non-GAAP financial measures. [2]Includes the banking facility located in our principal executive office.
Note: Q226 percentages are annualized.

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6 Investment Merits Competitive Strengths Experienced and invested leadership team with meaningful ownership Successfully completed five whole-bank acquisitions since 2008 with a focus on balance sheet and customer retention Diversified, commercially focused loan portfolio well- positioned in attractive growth markets Strong core deposit base comprised of 49% demand deposits (as of June 30, 2026) with excellent market share throughout nine community markets Top tier financial performer, consistently ranking in the top & upper quartiles compared with peers Proven ability to recruit and retain talented bankers and staff across our markets Scalable, decentralized operating model with local leadership and decision-making authority coupled with strong, centralized risk and credit support Strategic Focus Growth and expansion strategy with a keen focus on strengthening our presence in higher growth markets in Tennessee and North Carolina Emphasize commercial banking with a focus on small & medium-sized businesses and consumers Deliver best-in-class, top tier shareholder returns with a focus on EPS and TBVPS growth consistent with historical performance Execute a capital deployment strategy focused on organic growth, disciplined M&A and de novo expansion Fund asset growth through core deposit generation and strong relationship banking Leverage technology to enhance the customer experience and improve productivity

$11.20 $12.93 $14.43 $17.11 $19.98 $21.28 2021 2022 2023 2024 2025 YTD $1.58 $2.08 $2.54 $2.75 $2.98 $1.48 2021 2022 2023 2024 2025 YTD 7 Driving Shareholder Value is Our Top Priority Core Earnings Per Share1 Tangible Book Value Per Share1 Reported PPNI ($M)1 Core ROAA1 Core ROATCE1 Core Efficiency Ratio1 $25.7 $33.1 $43.0 $42.4 $47.9 $25.3 2021 2022 2023 2024 2025 YTD 1.14% 1.46% 1.56% 1.51% 1.67% 1.76% 2021 2022 2023 2024 2025 YTD 15.1% 17.2% 18.7% 17.6% 16.7% 14.4% 2021 2022 2023 2024 2025 YTD 56% 50% 47% 49% 46.7% 45.2% 2021 2022 2023 2024 2025 YTD 2 Combined Annual Growth Rate (CAGR) is from December 31, 2020 to December 31, 2025 for all graphs. 1Non-GAAP financial measure. See Appendix for a reconciliation of Non-GAAP financial measures.

$140 $158 $196 $220 $285 $303 2021 2022 2023 2024 2025 YTD $1,449 $1,421 $1,820 $1,939 $1,816 $1,873 2021 2022 2023 2024 2025 YTD $1,194 $1,318 $1,670 $1,789 $1,855 $1,922 2021 2022 2023 2024 2025 YTD $1,713 $1,742 $2,197 $2,301 $2,291 $2,377 2021 2022 2023 2024 2025 YTD 8 Consistent Balance Sheet Growth Total Assets ($M) Total Net Loans ($M) Total Deposits ($M) Total Equity ($M) Combined Annual Growth Rate (CAGR) is from December 31, 2020 to December 31, 2025 for all graphs

9 Key Markets Overview/Dynamics Charlotte, NC ■ A premier financial and economic hub within the Southeastern U.S. with an estimated population of ~2.9 million ■ Home to several major financial institutions and serves as a critical nexus for the energy, healthcare, and logistics sectors ■ Dominance in the financial industry and innovation ecosystem create an unparalleled opportunity for long- term growth Nashville, TN ■ One of the most rapidly expanding metropolitan regions within the U.S. with an estimated population of ~2.2 million ■ Widely acclaimed for its vibrant cultural scene, dynamic labor market, and relative affordability ■ Nashville serves as home to several Fortune 500 and industry-leading corporations led by the healthcare industry Knoxville, TN ■ Dynamic and expanding economic center in East Tennessee with an estimated population of ~1 million ■ The Knoxville MSA hosts key industries, including advanced manufacturing, energy production, and logistics ■ Home to the University of Tennessee and Oak Ridge National Laboratory Tri-Cities, TN1 ■ A dynamic and expanding economic hub in Northeast Tennessee and Southwest Virginia with an estimated population of ~0.5 million ■ Diversified economic base, anchored by critical sectors such as healthcare, manufacturing, logistics, and tourism ■ Location at the intersection of major interstate highways enhances its appeal as a logistics and distribution center Community Markets ■ Our community markets tend to offer primarily retail and small business customer opportunities and more limited competition ■ This leads to an attractive profitability profile and smaller ticket, more granular loan and deposit portfolios ■ These markets have been deemphasized by national and regional banks which allows for continued growth Source: Demographic data provided by S&P Capital IQ Pro and sourced from Claritas based on U.S. Census data 1Tri-Cities, TN includes Kingsport, Bristol, and Johnson City, TN

8.1% 9.1% 12.0% 12.3% 10.2% 11.1% 15.0% 14.6% 11.4% 12.4% 16.0% 15.5% 2023 2024 2025 YTD TCE Ratio CET1 Ratio Total Risk-based Capital 10 Consolidated Capital Ratios Capital Position Capital Ratios (%) Simple Capital Structure 89% 90% 92% 94% 3% 2% 2% 0% 7% 8% 8% 6% 2023 2024 2025 YTD Common Equity Tier 1 Trust Preferred Tier 2 ACL 1Non-GAAP financial measure. See Appendix for a reconciliation of Non-GAAP financial measures. ■ The Company repaid its $20.3M note payable to Community Trust Bank, Inc. on October 7, 2025. Interest payments were based on a variable rate per annum equal to the prime rate as reported in The Wall Street Journal, adjusted daily. The loan was utilized to finance merger transactions and support Bank level capital. ■ The Company redeemed $6.2M of Trust Preferred Securities on January 7, 2026 that paid interest and dividends quarterly at a rate of Secured Overnight Financing Rate ("SOFR") plus 2.4% 1 CRE and Construction Concentrations (Bank Level) 2021 2022 2023 2024 2025 YTD Tang. Common Equity/Tang. Assets1 8.0% 9.0% 8.1% 9.1% 12.0% 12.3% Common Equity Tier 1 Capital 10.9% 11.5% 10.2% 11.1% 15.0% 14.6% Total Risk-based Capital 12.2% 12.8% 11.4% 12.4% 16.0% 15.5% Tier 1 Leverage 8.4% 9.5% 8.8% 9.5% 12.2% 12.7%

11 Valuable Deposit Franchise 24% 25% 22% 20% 24% 23% 23% 25% 25% 19% 14% 15% 5% 5% 4% 9% 10% 11% 16% 16% 12% 10% 11% 11% 21% 19% 18% 20% 22% 25% 12% 10% 18% 22% 20% 16% 1,449 1,421 1,820 1,939 1,816 1,873 $0 $500 $1,000 $1,500 $2,000 $2,500 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2021 2022 2023 2024 2025 YTD Deposits Demand deposits Interest-bearing Demand Money Market Savings Time Deposits Brokered Total 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Cost of Deposits Interest-bearing DDAs Savings & MMDA Certificates of deposit Total deposits

Due in One Year or Less 20% Due after One Year Through Five Years 46% Due after Five Years 34% $150 $167 $160 $188 $174 $144 $216 $254 $337 $430 $466 $485 $257 $311 $317 $367 $357 $397 $624 $732 $814 $984 $997 $1,026 2021 2022 2023 2024 2025 2026Q2 C&I Owner Occupied CRE Non-owner Occupied CRE Fixed Rate 39% Adjustable Rate 61% 12 Loan Portfolio Detail Commercial Loan Growth ($M) Loan Maturity Schedule as of June 30, 2026 Loan Portfolio Highlights Fixed vs. Adjustable-Rate Loans As of June 30, 2026 ■ Diversified portfolio with an emphasis on commercial and business clients with sufficient debt service ratios, guarantor liquidity, and multiple forms of collateral ■ Substantial repeat business with very little turnover ■ All lending relationships over $2.5M in exposure get an expansive annual credit review ■ Every commercial loan has a 10% deposit requirement, typically the primary operating account ■ C&D portfolio largely domiciled in major metro markets. All transactions greater than $2.5M require multiple site visits. ■ Single family mortgage loans are retained on the balance sheet Combined Annual Growth Rate (CAGR) is from December 31, 2020 to December 31, 2025 for all graphs

13 Loan Portfolio Detail C&I and Owner-occupied CRE by Industry ($M) As of June 30, 2026 Industry C&I CRE-OO Total % of Total Real estate rental and leasing 15,166 $ 60,903 $ 76,068 $ 12% Manufacturing 16,878 $ 9,788 $ 26,666 4% Finance and insurance 55,902 $ 8,744 $ 64,646 10% Other services (except public administration) 4,283 $ 21,016 $ 25,300 4% Retail trade 2,653 $ 22,580 $ 25,232 4% Health care and social assistance 6,606 $ 10,275 $ 16,881 3% Wholesale trade 4,497 $ 5,747 $ 10,243 2% Construction 14,723 $ 14,653 $ 29,377 5% Professional, scientific and technical services 427 $ 5,058 $ 5,486 1% Accommodation and food services 3,796 $ 311,757 $ 315,553 50% Transportation and warehousing 4,041 $ 776 $ 4,817 1% Information 2,070 $ - $ 2,070 0% Administrative and support and waste management and remediation services 2,796 $ 804 $ 3,601 1% Educational services 2,301 $ 1,264 $ 3,565 1% Mining 1,514 $ 145 $ 1,660 0% Agriculture, forestry, fishing and hunting 392 $ 195 $ 586 0% Utilities 49 $ - $ 49 0% Arts, entertainment and recreation 109 $ 1,365 $ 1,474 0% Public administration 2,017 $ 315 $ 2,332 0% Management of companies and enterprises - $ 1,462 $ 1,462 0% Other 3,712 7,734 11,446 2% Total 143,931 $ 484,583 $ 628,514 $ 100%

$7,981 $10,825 $16,967 $17,577 0.47% 0.60% 0.91% 0.90% 2023 2024 2025 YTD $7,095 $5,722 $6,276 $5,893 $6,498 $7,416 0.41% 0.33% 0.29% 0.26% 0.28% 0.31% 2021 2022 2023 2024 2025 2026Q2 14 Asset Quality Criticized and Classified Loans / Loans (%) Loan Loss Reserve / NPAs (%) NPAs and 90 Days Past Due / Assets (%) Net Charge-offs (Recoveries) / Average Loans (%) $113 ($1,092) $87 $259 $525 $100 0.01% -0.09% 0.01% 0.01% 0.03% 0.01% 2021 2022 2023 2024 2025 YTD $11,189 $13,448 $16,636 $18,205 $18,096 $18,722 158% 235% 265% 309% 278% 252% 2021 2022 2023 2024 2025 2026Q2 Dollar figures are in thousands ($000)

15 Investment Highlights 1 Investment Highlights History of robust organic growth and proven top tier financial performance Experienced management team with vested ownership Best-in-class shareholder returns with a focus on EPS and TBVPS growth Balanced franchise with a combination of high growth Southeastern metro markets and stable, deposit rich community markets Diversified, commercially focused loan portfolio with conservative credit culture and an emphasis on true relationship banking Scalable, decentralized business model supported by centralized underwriting, credit administration and technology

Appendix

Non-GAAP Reconciliations (unaudited)

(dollars in thousands, except per share data)	As of and for the Three Months Ended					As of and for the Six Months Ended	
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Pre-Tax Pre-Provision Net Income:							
Pre-tax income	$ 12,894	$ 11,860	$ 12,391	$ 12,296	$ 11,558	$ 24,754	$ 22,760
Add: provision for loan and lease losses	399	122	463	-	-	521	-
Pre-tax pre-provision net income	$ 13,293	$ 11,982	$ 12,854	$ 12,296	$ 11,558	$ 25,275	$ 22,760
Tangible Common Equity:							
Shareholders' equity	$ 302,618	$ 293,518	$ 285,344	$ 245,153	$ 235,268	302,618	235,268
Less: non controlling interest							-
Less: goodwill	8,511	8,511	8,511	8,511	8,511	8,511	8,511
Less: core deposit intangible (net of tax benefit)	2,594	2,875	3,164	3,448	3,744	2,594	3,744
Tangible common equity	$ 291,513	$ 282,132	$ 273,669	$ 233,194	$ 223,013	$ 291,513	$ 223,013
Return on Average Tangible Common Equity:							
Total average shareholders' equity	$ 297,631	$ 288,485	$ 259,784	$ 239,473	$ 227,883	$ 293,058	$ 223,912
Less: average intangible assets (net of tax benefit)	11,105	11,386	11,767	11,980	11,997	$ 11,245	13,497
Less: average non controlling interest	-	-	-	-	-	-	2,701
Average common tangible equity	286,526	277,099	248,017	227,493	215,886	281,813	207,714
Net income to shareholders	10,216	9,534	10,167	9,467	8,900	19,750	17,592
Return on average common tangible equity	14.26%	13.76%	16.40%	16.65%	16.49%	14.02%	16.94%
Tangible Book Value per Share:							
Tangible common equity	$ 291,513	$ 282,132	$ 273,669	$ 233,194	$ 223,013	$ 291,513	$ 223,013
Shares of common stock outstanding (weighted average)	13,700,296	13,697,987	13,697,987	12,239,644	12,239,644	13,699,148	12,188,624
Tangible book value per share, reported	$ 21.28	$ 20.60	$ 19.98	$ 19.05	$ 18.22	$ 21.28	$ 18.22

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(dollars in thousands, except per share data)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
		As of and for the Three Months Ended				As of and for the Six Months Ended	
Tangible Common Equity to Tangible Assets:							
Tangible common equity	$ 291,513	$ 282,132	$ 273,669	$ 233,194	$ 223,013	$ 291,513	$ 223,013
Total assets	2,376,584	2,328,789	2,291,455	2,214,408	2,262,511	2,376,584	2,262,511
Less: intangible assets	12,012	12,392	12,767	13,149	13,546	12,012	13,546
Tangible assets	2,364,572	2,316,397	2,278,688	2,201,258	2,248,965	2,364,572	2,248,965
Tangible common equity to tangible assets	12.33%	12.18%	12.01%	10.59%	9.92%	12.33%	9.92%
Core Deposits:							
Total Deposits	$ 1,873,172	$ 1,892,217	$ 1,815,734	$ 1,780,634	$ 1,851,248	$ 1,873,172	1,851,248
Less: Time deposits greater than $250,000	107,910	105,717	103,833	101,767	97,844	107,910	97,844
Less: Brokered deposits	55,375	41,533	47,970	47,970	125,223	55,375	125,223
Core deposits	$ 1,709,887	$ 1,744,967	$ 1,663,931	$ 1,630,897	$ 1,628,181	$ 1,709,887	$ 1,628,181
Core Net Income:							
Net income	$ 10,216	$ 9,534	$ 10,167	$ 9,467	$ 8,900	$ 19,750	$ 17,592
Add: Non-recurring Expense	-	603	-	-	302	603	309
Less: tax effect	-	(133)	-	-	(76)	(133)	(78)
Core net income	$ 10,216	$ 10,004	$ 10,167	$ 9,467	$ 9,126	$ 20,220	17,823
Core Net Income per Share:							
Core net income	$ 10,216	$ 10,004	$ 10,167	$ 9,467	$ 9,126	$ 20,220	$ 17,823
Weighted average common shares outstanding	13,700,296	13,697,987	13,697,987	12,239,644	12,239,644	13,699,148	12,188,624
Core net income per share	$ 0.75	$ 0.73	$ 0.74	$ 0.77	$ 0.75	$ 1.48	$ 1.46
Core Return on Average Assets:							
Core net income	$ 10,216	$ 10,004	$ 10,167	$ 9,467	$ 9,126	$ 20,220	$ 17,823
Average assets	2,301,752	2,296,115	2,249,282	2,170,869	2,248,134	2,298,934	2,268,859
Core return on average assets	1.78%	1.74%	1.81%	1.74%	1.62%	1.76%	1.57%
Core Return on Average Tangible Common Equity:							
Average tangible common equity	$ 286,526	$ 277,099	$ 248,017	$ 227,493	$ 215,886	$ 281,813	$ 207,714
Core net income	10,216	10,004	10,167	9,467	9,126	20,220	17,823
Core return on average tangible common equity	14.26%	14.44%	16.40%	16.65%	16.91%	14.35%	17.16%
Core Efficiency Ratio:							
Add: net interest income	$ 21,515	$ 20,478	$ 20,810	$ 20,222	$ 20,059	$ 41,993	$ 39,399
Add: non interest income	2,650	2,591	2,667	2,626	2,224	5,241	4,667
Operating revenue	$ 24,165	$ 23,069	$ 23,477	$ 22,848	$ 22,283	$ 47,234	44,066
Total noninterest expenses	10,872	11,087	10,623	10,552	10,725	21,959	21,306
Less: non-recurring expenses	-	603	-	-	302	603	309
Core noninterest expenses	10,872	10,484	10,623	10,552	10,423	21,356	20,997
Core efficiency ratio	44.99%	45.45%	45.25%	46.18%	46.78%	45.21%	47.65%

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